SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
_________

FORM 8-K
_________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 14, 2008

Waste Management, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	1-12154	73-1309529
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1001 Fannin, Suite 4000 Houston, Texas	77002
(Address of Principal Executive Offices)	(Zip Code)

Registrant's Telephone number, including area code: (713) 512-6200

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

On July 14, 2008, Waste Management, Inc. (the “Company”) announced that it has made a proposal to the Board of Directors of Republic Services, Inc. (“Republic”) to acquire all of Republic’s outstanding common stock for $34.00 per share in cash.

The Company plans to hold a conference call to discuss the acquisition proposal at 10 a.m. Eastern Time on July 14, 2008. The conference call number is (888) 562-3356 (U.S./Canada) or (973) 582-2700 (International). Please ask the operator for the “Waste Management Conference Call - Call ID 55878734.” The call will be simulcast via the internet and can be accessed through the Company’s website at www.wm.com.

Furnished as Exhibit 99.1 hereto and incorporated herein by reference is the press release issued by the Company regarding the acquisition proposal.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description

99.1	Press Release, dated July 14, 2008, announcing proposal to acquire Republic Services, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

WASTE MANAGEMENT, INC.
Date: July 14, 2008

By:  /s/ Rick L Wittenbraker

Rick L Wittenbraker
Senior Vice President

Exhibit Index

Exhibit Number	Description

99.1	Press Release, dated July 14, 2008, announcing proposal to acquire Republic Services, Inc.